Exhibit 99.1

10:00 am – 10:30 am Registration 10:30 AM – 3:00 PM Scientific Discussion • Migraine: Unlocking the Value of Small Molecule CGRP Antagonists • Promise of Glutamate: Advancing Beyond Ketamine • Novel Targets to Harness the Immune System • Analyst-Led Q&A Session 3:00 PM – 5:00 PM POST- EVENT NETWORKING WITH EXPERTS MIGRAINE GUEST SPEAKERS Richard Lipton, MD, Professor, Albert Einstein College of Medicine Andrew Blumenfeld, MD, Director, Headache Center of Southern California Jelena Pavlovic, MD, PhD, Assistant Professor, Albert Einstein College of Medicine Alexander Mauskop, MD, Professor, SUNY Downstate Medical Center and New York Headache Center GLUTAMATE GUEST SPEAKERS John Krystal, MD, Professor, Yale University School of Medicine Jeremy Schmahmann, MD, Professor, Harvard Medical School, Massachusetts General Hospital Christopher Pittenger, MD, PhD, Professor, Yale University School of Medicine Howard Feldman, MD, Professor, UCSD School of Medicine and Director of Alzheimer’s Disease Cooperative Study Sanjay Mathew, MD, Professor, Baylor College of Medicine Michael Thase, MD, Professor, University of Pennsylvania, Perelman School of Medicine INFLAMMATION GUEST SPEAKERS Horacio Kaufmann, MD, Professor, NYU Langone Health, School of Medicine Michael Lynes, PhD, Professor, University of Connecticut, Department of Molecular and Cellular Biology David Spiegel, MD, PhD, Professor, Yale University School of Medicine and Department of Chemistry Biohaven R&D Day Discussions with Leading Researchers Monday, November 26, 2018 Yale Club, Grand Ballroom 50 Vanderbilt Avenue, New York, NY 10017

Disclaimer This presentation contains forward-looking statements, including: statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our rimegepant, BHV3500, troriluzole, BHV0223, BHV5000 and BHV3241 development programs, the timing of the availability of data from our clinical trials, the timing of our planned regulatory filings, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates and the clinical utility of our product candidates, alone and as compared to other treatment options. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2018 and the Company’s other periodic reports filed with the SEC. This presentation also contains market data and other statistical information that are based on independent industry publications, reports by market research firms or published independent sources. Some market data and statistical information are also based on the Company’s good faith estimates, which are derived from management’s knowledge of its industry and such independent sources referred to above. While the Company is not aware of any misstatements regarding the market and industry data presented herein, such data involve risks and uncertainties and are subject to change based on various factors. NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 2

NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 3 BIOHAVEN CORPORATE OVERVIEW Positioned For Near-Term Milestones and Long-Term Success CGRP PLATFORM Three Novel Small-Molecule Platforms GLUTAMATE PLATFORM MPO PLATFORM Migraine and Pain Two positive Phase 3 trials Alzheimer’s and Anxiety Four ongoing and planned Phase 2/3 trials Neuroinflammation Phase 2 study in MSA Exclusive license agreements & Intellectual Property Deep experience across all platforms Cost-efficient R&D < 60 full-time employees 3

BIOHAVEN CORPORATE OVERVIEW Biohaven Well Positioned for Growth NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 4 Advancing Late- Stage Clinical Programs from Three Novel Neurology Small- Molecule Platforms Well positioned to deliver potential best-in-class therapies to patients and grow company value GLUTAMATE PLATFORM • Initiate Phase 2/3 trials in Alzheimer’s, ataxia, GAD, and OCD • Nurtec: file NDA for ALS in 4Q2018 CGRP PLATFORM • 2 positive Phase 3 acute treatment trials • BHV-3500 anticipate Ph 2/3 start 1H2019 • Rimegepant: submit NDA in 2019 for acute treatment of migraine MPO PLATFORM • Neuroinflammation • Phase 2 in Multiple System Atrophy (MSA) Completed by AZ1 • BHV-3241: Commence Phase 3 in 2019 1 ASTRAZENECA 4

Biohaven's Advanced Pipeline

	Delivery	Preclinical	Phase 1	Phase 2	Phase 3	Approval
CGRP PLATFORM FOR MIGRAINE						
RIMEGEPANT (BHV3000-301 and -302) | Acute Treatment of Migraine	Tablet					*Anticipate 2019 NDA Submission for Acute Treatment*
RIMEGEPANT (BHV3000-201) | Open Label Long-Term Safety Study	Tablet					
RIMEGEPANT (BHV3000-303) | Acute Treatment of Migraine	Rapid Dissolving					
RIMEGEPANT (BHV3000-305) | Prevention of Migraine	Tablet					*Anticipate Phase 3 start 4Q18*
BHV-3500 | Acute Treatment and Prevention of Migraine	Nasal Spray					*Anticipate Phase 2/3 start 1H2019*
GLUTAMATE PLATFORM FOR NEUROPSYCHIATRIC INDICATIONS						
NURTEC™ (BHV0223) | Amyotrophic Lateral Sclerosis (ALS)*	Rapid Dissolving					*File NDA for ALS in 4Q2018*
TRORILUZOLE (BHV4157-203) | Alzheimer's Disease (AD)†	Capsule					*6-month Futility Analysis 4Q19*
TRORILUZOLE (BHV4157-202) | Obsessive-Compulsive Disorder (OCD)	Capsule					*Continue enrollment in Phase 2/3*
TRORILUZOLE (BHV4157-207) | Generalized Anxiety Disorder (GAD)	Capsule					*Anticipate Phase 2/3 start 1Q19*
TRORILUZOLE (BHV4157-206) | Spinocerebellar Ataxia (SCA)	Capsule					*Anticipate Phase 2/3 start 4Q18*
BHV-5000 | Neuropsychiatric Indications	Capsule					*Complete Phase 1 trial 4Q18*
MYELOPEROXIDASE INHIBITION PLATFORM FOR NEUROINFLAMMATION						
BHV-3241 | Multiple System Atrophy (MSA)	Tablet					*Anticipate Phase 3 start Mid 2019*

* 505(b)(2)

† External collaboration with Alzheimer's Disease Cooperative Study (ADCS) group

NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 5

Aspire to Achieve • 3 Marketed drugs by 2021 • Grow while maintaining lean, efficient and high performing culture meeting patient needs growing value

Research and Development Day Panelists

Migraine: Unlocking the Value of Small Molecule CGRP Antagonists


Richard Lipton MD
Montefiore / Einstein


Andrew Blumenfeld MD
Headache Center Southern Cal


Jelena Pavolovic MD PhD
Montefiore / Einstein


Alexander Mauskop MD
SUNY Downstate

Promise of Glutamate: Advancing Beyond Ketamine


John Krystal MD
Yale


Jeremy Schmahmann MD
Harvard / MGH


Howard Feldman MD
UCSD / ADCS


Chris Pittenger MD PhD
Yale


Sanjay Mathew MD
Baylor


Michael Thase MD
UPENN

Novel Targets to Harness the Immune System


Horacio Kaufmann MD
NYU


Michael Lynes PhD
UCONN


David Spiegel MD PhD
Yale

MODERATORS


Geoff Meacham PhD
Barclays


Charles Duncan PhD
Cantor Fitzgerald


Tyler Van Buren
Piper Jaffrey

NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 7

Session 1 Migraine: Unlocking the Value of Small Molecule CGRP Antagonists Richard B. Lipton, MD Andrew M. Blumenfeld, MD Jelena Pavlovic, MD, PhD Alexander Mauskop, MD Geoff Meacham PhD MODERATOR

NYSE: BHVN © 2018 Biohaven Pharmaceuticals. All rights reserved. CGRP Receptor Antagonist Platform for Migraine November 26, 2018 Advancing Innovative Therapies for Neurological Diseases

Richard Lipton, MD CGRP Receptor Antagonist Platform for Migraine 10 • Edwin S. Lowe Professor and Vice Chair of Neurology • Professor of Epidemiology and Population Health, Psychiatry and Behavioral Science, Albert Einstein College of Medicine • Director, Montefiore Headache Center • Fellow, American Academy of Neurology • Diplomate, American board of Psychiatry and Neurology • Past-president, American Headache Society • Over 800 publications November 2018 Member, Biohaven Scientific Advisory Board; BHVN stockholder; paid consultant Biohaven Scientific Advisory Board 10

Historical Segmentation of Migraine Therapy: Time to Revisit and Rethink

Biohaven is disrupting the historical two segment migraine paradigm by advancing novel treatments with potential dual-therapy action (acute and preventive treatment)

~36M (100%)

~14M (39%[3])


~36M
People with Migraine in the U.S.[1]
Stylized pie-chart: NOT brain anatomy

ACUTE TREATMENT

- 100% of patients need acute therapy
- Diagnosis: Migraine with/without aura[2]
- Take as needed to abort attack
- CGRP agents targeting indication:
  - Small molecules: Biohaven, Allergan

PREVENTIVE TREATMENT

- Indicated based on headache frequency & headache related impairment, including:
  - Chronic Migraine (CM) patients (~3.6M)
  - Patients appropriate for prevention without CM diagnosis (~10.4M)
- These patients also need acute treatment
- CGRP agents targeting indication:
  - Antibodies: Alder, Amgen, Lilly, Teva
  - Small molecules: Biohaven, Allergan

biohaven pharmaceuticals

1. American Migraine Foundation
2. ICHD-3b International Classification of Headache Disorders
3. Lipton RB, Bigal ME, Diamond M, et al. *Neurology*. 2007;68(5):343-349.

November 2018 CGRP Receptor Antagonist Platform for Migraine 11

Multiple Treatments and Formulations, Meeting Patient Needs for Acute and Preventive Treatment of Migraine November 2018 CGRP Receptor Antagonist Platform for Migraine 12 * Exclusive World-Wide License with Catalent for use of Zydis® Fast Dissolve Technology in our migraine product candidates ** Aptar Pharma Unit-Dose System (UDS) single shot nasal technology Rimegepant (BHV-3000) and BHV-3500 are in development for the acute and preventive treatment of migraine, with potential for multiple routes of delivery NOJECTION™ Drug Delivery Platform Rimegepant BHV-3500 Oral Rapid Dissolving* Intranasal** 12

Rimegepant (BHV-3000) Small Molecule CGRP Receptor Antagonist

Rimegepant for Migraine: Anticipate **2019 NDA Submission** for Acute Treatment

Completed Studies:	Delivery	Preclinical	Phase 1	Phase 2	Phase 3	Approval
RIMEGEPANT (BHV3000-301) | Acute Treatment of Migraine	Tablet					
RIMEGEPANT (BHV3000-302) | Acute Treatment of Migraine	Tablet					
Ongoing Studies:						
RIMEGEPANT (BHV3000-201) | Open Label Long-Term Safety Study	Tablet					
Interim results expected 4Q2018						
RIMEGEPANT (BHV3000-303) | Acute Treatment of Migraine	Rapid Dissolving					
Topline results expected 4Q2018	Zydis® ODT* Fast Dissolve Technology					
RIMEGEPANT (BHV3000-305) | Prevention of Migraine	Tablet					
Phase 3 initiated Nov-2018						

*Bioequivalence established between oral tablet used in pivotal trials and Zydis® fast-dissolve ODT biohaven pharmaceuticals

November 2018 CGRP Receptor Antagonist Platform for Migraine 14

Rimegepant Phase 1 and Phase 2b: 75 mg Dose Identified for Phase 3 November 2018 CGRP Receptor Antagonist Platform for Migraine 15 Phase 1: Well tolerated at high doses (up to 1,500 mg) • Ultra-high exposures up to 1,500 mg well tolerated – high doses achieved daily exposures >50-fold therapeutic dose • 600 mg administered for up to 14 days Phase 2b: Well tolerated at all doses (10 mg – 600 mg) • Most AEs of mild or moderate severity • 75 mg dose with comparable AEs to placebo • AEs of chest discomfort only reported in sumatriptan group • No clinically important findings on ECG, physical exam, lab assessments or vital signs Preclinical: Large safety multiples at 75 mg (AUC) • 23x below rat NOEL (3) • 56x below monkey NOAEL (4) (1) Marcus R, et al. (2014). Cephalalgia 34(2): 114-125 (2) Adverse events occurring in ³2% of patients in any treatment group; ordered by frequency in the rimegepant 600 mg group. n: number (%) of patients who took at least one tablet of study drug (3) NOEL = no observable effect level (4) NOAEL = no observable adverse effect level Summary of Clinical Safety Data Phase 1 and 2b provides strong evidence of good tolerability and efficacy 0 25 50 75 100 Placebo 10 25 75 150 300 600 Patients (n) 203 100 71 61 86 85 111 82 Rimegepant (mg) ** Sustained Pain Freedom and Pain Relief 2-–4 Hours Post-Dosing ** ** ** ** ** ** ** ** ** * Sumatriptan, 100 mg Patients (%) Pain Freedom Pain Relief * p < 0.05 ** p < 0.01 15

RIMEGEPANT PHASE 3 BHV3000-301/302: Double-Blind, Randomized, Placebo-Controlled, Safety and Efficacy Trials of BHV-3000 for the Acute Treatment of Migraine

Pivotal Phase 3 Trials of Rimegepant: Studies 301 and 302 • Study 301 and Study 302 had identical study designs • 301: 1162 subjects randomized • 302: 1186 subjects randomized • Demographics for both trials were representative of typical migraine patient population • Approximately 15% received concurrent preventive medication November 2018 CGRP Receptor Antagonist Platform for Migraine 17 Rimegepant 75 mg Placebo Screening Phase 3–28 days Randomization Phase Up to 45 days R End of Study Visit Within 7 days of dosing End of Study Visit 17

Rimegepant Met Both Primary Endpoints and Achieved Benefits Over Placebo in 11 of 13 Primary and Secondary Endpoints in 2 Pivotal Trials

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 301 & 302

Study 301 (n=1084)

PRIMARY ENDPOINTS	BHV	PBO	P-VALUE
Pain @ 2hrs	19.2%	14.2%	0.0298
MBS @ 2hrs	36.6%	27.7%	0.0016
SECONDARY ENDPOINTS	**BHV**	**PBO**	**P-VALUE**
Photophobia @ 2 hours	34.9%	24.8%	0.0005
Phonophobia @ 2hours	38.6%	30.9%	0.0299
Pain Relief @ 2 hours	56.0%	45.7%	0.0006
Nausea @ 2 hours	46.9%	41.6%	0.1815
Prob of Rescue Meds in 24 hours	20.4%	31.8%	<0.0001
SP Freedom 2 to 24 hours	14.0%	8.1%	0.0020
SP Relief 2 to 24 hours	38.9%	27.9%	0.0001
SP Freedom 2 to 48 hours	11.6%	7.2%	0.0130
SP Relief 2 to 48 hours	33.7%	23.9%	0.0003
Pain Relapse 2 to 24 (*n=181)	40.1%	50.0%	0.1798
Functional Disability at 2 hours	33.3%	21.8%	<0.0001

Study 302 (n=1072)

PRIMARY ENDPOINTS	BHV	PBO	P-VALUE
Pain @ 2hrs	19.6%	12.0%	0.0006
MBS @ 2hrs	37.6%	25.2%	<0.0001
SECONDARY ENDPOINTS	**BHV**	**PBO**	**P-VALUE**
Photophobia @ 2 hours	37.4%	22.3%	<0.0001
Phonophobia @ 2hours	36.7%	26.8%	0.0039
Pain Relief @ 2 hours	58.1%	42.8%	<0.0001
Nausea @ 2 hours	48.1%	43.3%	0.2084
Prob of Rescue Meds in 24 hours	21.0%	37.0%	<0.0001
SP Freedom 2 to 24 hours	12.3%	7.1%	0.0040
SP Relief 2 to 24 hours	42.6%	26.5%	<0.0001
SP Freedom 2 to 48 hours	9.9%	6.0%	0.0181
SP Relief 2 to 48 hours	36.3%	22.6%	<0.0001
Pain Relapse 2 to 24 (*n=169)	49.6%	50.0%	0.9648
Functional Disability at 2 hours	32.6%	23.4%	0.0007

* Represents only approximately 16% of sample size

November 2018 CGRP Receptor Antagonist Platform for Migraine 18

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 19 Increasing Benefit Over Time on Pain Freedom After Single Dose Single Dose of Rimegepant, No Rescue Meds 0 20 40 60 80 100 2 hr 3 hr 4 hr 6 hr 8 hr % of Patients Pain Free Pain Freedom 2-8 Hours Post-Single Dosing with Rimegepant 75 mg Time Rimegepant 75 mg (n=537) Placebo (n=535) 20% 66% 33% 43% 54% Data are Kaplan-Meier estimates of Pain Freedom; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval 19

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 20 Pain Relief1: Early Separation and Continued Improvement without Additional Dosing or Rescue Medications Probability of Pain Relief 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 30 60 90 120 180 240 300 360 420 480 520 Time (minutes) Rimegepant (n=537) Placebo (n=535) 63% 79% 91% Kaplan-Meier Curve of Time to Pain Relief up to 8 Hours Post Single Dose Single Dose of Rimegepant, No Rescue Meds 1. Pain Relief is defined as patients who have either mild-pain or no-pain during the specified interval. Data are Kaplan-Meier estimates of Pain Relief; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval. Kaplan-Meier curve is an exploratory analysis. 20

Single Dose of Rimegepant, No Rescue Meds RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 21 Sustained Pain Relief Through 48 Hours After Single Dose Sustained Pain Relief Rimegepant n=537 Placebo n=535 p-value 2 to 24 hrs 42.6% 26.5% <0.0001 3 to 24 hrs 49.5% 29.9% <0.0001 4 to 24 hrs 52.9% 36.1% <0.0001 2 to 48 hrs 36.3% 22.6% <0.0001 3 to 48 hrs 42.3% 25.0% <0.0001 4 to 48 hrs 45.1% 29.9% <0.0001 Sustained Pain Relief1 from 2, 3, & 4 to 24 or 48 hours 24 hr 48 hr 1. Sustained Pain Relief is defined as patients who have either mild-pain or no-pain pain during the specified interval, with no use of rescue medication. Analyses of 3-24, 4-24, 3-48, and 4-48 hours are exploratory. 21

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 22 Rescue Medicine Use: Rimegepant Treated Patients Had Lower Use of Rescue Medicine and Delayed Time to Use Probability of Rescue Medicine Use 0.5 0.4 0.3 0.2 0.1 0.0 0 2 4 6 8 10 12 14 16 18 20 24 Time (hours) Rimegepant (n=537) Placebo (n=535) 22 Kaplan-Meier Curve of Time to Rescue Medicine Use up to 24 Hours Post Single Dose Single Dose of Rimegepant, No Rescue Meds Data are Kaplan-Meier estimates of Rescue Medicine Use; subjects were censored (not included) at the time of taking rescue medication, and those lost to follow-up were censored at the end of the specified interval. Kaplan-Meier curve is an exploratory analysis. 22

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 23 Freedom from Functional Disability: Greater Proportion of Patients Achieving Normal Function on Rimegepant Data are Kaplan-Meier estimates of Functional Disability Freedom; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval. Kaplan-Meier curve is an exploratory analysis. Four Point Scale: • Normal Function • Mild Impairment • Severe Impairment • Required Bedrest Probability of Functional Disability Freedom 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 30 60 90 120 180 240 300 360 420 480 520 Time (minutes) Kaplan-Meier Curve of Time to Functional Disability Freedom up to 8 Hours Post Single Dose Single Dose of Rimegepant, No Rescue Meds Rimegepant (n=537) Placebo (n=535) 23

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 24 Increasing Proportion of Patients Are Free from Most Bothersome Symptom (MBS) Following Single Dose of Rimegepant, No Rescue Meds Probability of MBS Freedom 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 30 60 90 120 180 240 300 360 420 480 520 Time (minutes) Rimegepant (n=537) Placebo (n=535) Kaplan-Meier Curve of Time to MBS Freedom up to 8 Hours Post Single Dose Single Dose of Rimegepant, No Rescue Meds Freedom from Most Bothersome Symptom defined by each patient as either photophobia, phonophobia or nausea for this attack. Data are Kaplan-Meier estimates of MBS Freedom; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval. Kaplan-Meier curve is an exploratory analysis. 24

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 25 More Than 3x of Subjects Who Responded to Treatment Preferred Rimegepant Over Their Previous Treatment 62% Preferred Rimegepant over Prior Standard of Care Preferred Previous Treatment, 17% No Preference, 21% n=232 who responded to treatment and provided a response (Study 302); Placebo Responders (n=176) 47% preferred study medication, 28% previous treatment, 24% no preference. Exploratory analysis. Preference of Medication at 24 Hours in Subjects Who Responded to Treatment 25

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 301 & 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 26 Rimegepant was Well Tolerated in Phase 3: No Single Adverse Event Occurring > 2% PERCENT (NUMBER) OF PATIENTS REPORTING AN ADVERSE EVENT WITHIN 48 HOURS POST-DOSE > 1% INCIDENCE Adverse Event Placebo n=1092 Rimegepant n=1089 > 1 On-Study AE* 12.5% (136) 14.9% (162) Nausea 1.1% (12) 1.4% (15) UTI 0.7% (8) 1.0% (11) SAEs** 0.3% (3) 0.3% (3) * No other individual AEs > 1% than listed in table. Includes all AEs without attribution to drug relatedness. ** No drug-related Serious Adverse Events (SAEs). 2 of the subjects with SAE in rimegepant group and 1 in placebo group had not been dosed before onset of SAE. Pooled Adverse Event (AE) Safety Data from Study 301 and Study 302 26

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 301 & 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 27 Tolerability: Not Associated with Adverse Events Typical of Triptans Percent (number) of Pooled Patients from Study 301 and Study 302 Adverse Event Placebo n=1092 Rimegepant n=1089 Chest Pain 0.2% (2) 0.1% (1) Flushing 0.0% (0) 0.0% (0) Somnolence 0.4% (4) 0.5% (5) Dizziness 0.5% (6) 0.5% (5) Nausea 1.1% (12) 1.4% (15) Paresthesias 0.0% (0) 0.0% (0) 27

RIMEGEPANT (BHV-3000) PHASE 3 – STUDY 301 & 302 November 2018 CGRP Receptor Antagonist Platform for Migraine 28 Rimegepant Ph 3 Pooled Liver Function Test (LFT) Profile: Rimegepant was Similar to Placebo in Both Studies COMPLETE DATASET OF LFT RESULTS FROM STUDY 301 AND STUDY 3021 ALT or AST Placebo n=1092 Rimegepant n=1089 > ULN2 32 (2.9%) 24 (2.2%) > 3x ULN 1 (0.1%) 1 (0.1%) > 5x ULN 0 0 > 10x ULN 0 0 > 20x ULN 0 0 1. No bilirubin elevations >2x ULN across both Studies 301 and 302 2. ULN: upper limit of normal; ALT: alanine aminotransferase; AST: aspartate aminotransferase 28

RIMEGEPANT (BHV-3000) PHASE 3 HIGHLIGHTS November 2018 CGRP Receptor Antagonist Platform for Migraine 29 • Primary endpoints achieved in two pivotal Phase 3 trials • Pain freedom at two hours • Freedom from most bothersome symptom (MBS) at two hours • Clinically important drug benefit across multiple outcome measures • Majority of patients achieved pain relief within two hours (speed of onset) • Sustained pain freedom and pain relief vs. placebo out to 48 hours • High proportion (~75%) of patients achieving normal function at 8 hours • 80% of patients did not require rescue meds up to 24 hours • Placebo-like safety and tolerability • Safety profile similar to placebo including liver function tests • Adverse events profile similar to placebo • Consistent results across endpoints and efficacy trials Successful Achievement of Both Co-primary Endpoints in Two Pivotal Phase 3 Trials with Rimegepant 29

Rimegepant Ongoing Studies

Ongoing Rimegepant Studies November 2018 CGRP Receptor Antagonist Platform for Migraine 31 BHV3000-201 BHV3000-303 BHV3000-305 Acute Treatment, Open Label, Long-Term Safety Study Phase 3 Zydis® Orally Dissolving Tablet (ODT) Acute Treatment Phase 3 Prevention of Migraine Approximately 2000 patients; frequent dosing Additional Phase 3 study comparable to Studies 301 and 302 is being conducted to aid in the characterization of the ODT formulation Double blind, placebocontrolled trial; ongoing longterm safety study (201) suggests preventive qualities 31

BHV-3500 HIGHLIGHTS November 2018 CGRP Receptor Antagonist Platform for Migraine 32 • First intranasal formulation of a small molecule CGRP receptor antagonist • Initial development for the acute treatment of migraine • Superior chemical attributes • Potent antagonist at the human CGRP receptor • Highly soluble • High free fraction • Multiple potential routes of delivery • Nasal, inhalation, and oral • Potential for rapid onset • Optimized safety profile in preclinical studies even at very high doses • Pursuing development for the acute treatment and prevention of migraine • IND submitted 3Q2018 for intranasal • Phase 1 study enrolling subjects BHV-3500: Third Generation CGRP Receptor Antagonist Aptar Pharma Unit-Dose System (UDS) single shot nasal technology 32

Andrew Blumenfeld, MD November 2018 CGRP Receptor Antagonist Platform for Migraine 33 • Board certified in Headache Medicine as well as Neurology • Fellow of American Academy of Neurology • Fellow of American Headache Society (AHS) • Founding Chair of the Procedural section of the AHS • Previous Chief of Neurology Kaiser Permanente, San Diego • Current Director of The Headache Center of Southern California • Over 50 peer reviewed publications on Headache Medicine • Actively involved in development of new migraine therapies paid consultant for Biohaven 33

Alexander Mauskop, MD November 2018 CGRP Receptor Antagonist Platform for Migraine 34 • Director and Founder, New York Headache Center • Fellow, American Academy of Neurology, American Headache Society, NY Academy of Medicine • Professor of Clinical Neurology, SUNY Downstate Medical Center • Conducted groundbreaking research on magnesium, vagus nerve stimulation, and other innovative headache treatments • Author of many scientific articles and three books on headaches • Lectured at major scientific meetings and at institutions such as Cornell, Harvard, Columbia, NYU and Dartmouth Medical Schools, Mayo and Cleveland Clinics paid consultant for Biohaven 34

Jelena Pavlovic, MD, PhD November 2018 CGRP Receptor Antagonist Platform for Migraine 35 • Headache specialist, Neurologist, Montefiore Medical Center • PhD in Molecular Biology • Assistant professor of Neurology, Albert Einstein College of Medicine • Board certified in Neurology • Member, American Academy of Neurology, American Headache Society, International Headache Society • Clinical Trials Investigator • NIH Funded Researcher paid consultant for Biohaven 35

Session 2 Promise of Glutamate: Advancing Beyond Ketamine John Krystal, MD Jeremy Schmahmann, MD Howard Feldman, MD Michael E. Thase, MD Chris Pittenger, MD, PhD Sanjay J. Mathew, MD Charles Duncan PhD MODERATOR

GLUTAMATE PLATFORM Therapies for Neurologic and Neuropsychiatric Indications

John Krystal, M.D. NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 38 • Chair, Department of Psychiatry • Robert L. McNeil, Jr. Professor of Translational Research and Professor of Psychiatry and of Neuroscience • Chief of Psychiatry, Yale-New Haven Hospital • Director: NIAAA Center for the Translational Neuroscience of Alcoholism • Director, Clinical Neuroscience Division, VA National Center for PTSD • Co-director Neuroscience Forum for The National Academies of Sciences, Engineering and Medicine Biohaven Biohaven Scientific Advisory Board; BHVN stockholder; paid consultant Scientific Advisory Board 38

NORMAL FUNCTION Healthy State The Role of Glutamate: Present in 90% of Brain Synapses NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 39 EXCITOTOXICITY Diseased State AMYOTROPHIC LATERAL SCLEROSIS SPINOCEREBELLAR ATAXIA DEMENTIA NEURODEGENERATION NEUROTOXICITY SEIZURES DEPRESSION ANXIETY CANCER STRESS PAIN STROKE MELANOMA ABNORMAL CELL GROWTH RETT SYNDROME NEUROTRANSMISSION MEMORY CELL SURVIVAL SYNAPTOPLASTICITY LEARNING NEUROTROPHIC STRESS RESILIENCE ACTION POTENTIAL COGNITION MOOD NEURONAL CONNECTIONS Biohaven is focused on normalizing glutamate to treat disease 39

Glutamate Mechanisms of Action in CNS NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 40 Glutamate Transporter Modulation • Troriluzole • BHV-0223 Glutamate NMDA Receptor Antagonism • BHV-5000 Third-party academic trials provide basis for exploration of riluzole-related candidates, troriluzole and BHV-0223, in multiple neurologic and neuropsychiatric disorders 1 2 1 2 40

Riluzole: Use and Limitations

Riluzole is approved for the treatment of patients with amyotrophic lateral sclerosis (ALS) and proven to extend survival

- Originally marketed by Sanofi, Rilutek® (riluzole) received FDA approval in 1995
- In 2013, the FDA approved the first generic versions of riluzole
- Doses above 100 mg for efficacy not approved due to dose-dependent liver effects

BENEFITS

✓ Mechanism of action well understood

✓ Neuroprotective, survival benefit in ALS

✓ Well tolerated, safe in clinical settings at approved dose

LIMITATIONS

✘ Twice daily dosing, low bioavailability

✘ Fasting required for 6 hours/day, can't be taken with meals

✘ Dose dependent LFT liability(1)

✘ Marked PK variability

✘ High drug burden relative to efficacy(2)

✘ Only one approved indication (ALS)

1. LFT = liver function test
2. Poor oral bioavailability results in a high liver burden relative to efficacy as ~40% is either not absorbed or is metabolized in the liver biohaven pharmaceuticals

NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 41

Troriluzole: Rational Drug Discovery to Optimize Therapy NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 42 • Improved absorption • Enhanced bioavailability • Reduced drug burden • Reduced first pass metabolism • Favorable safety profile • Once-daily dosing 42

Peptide Transporter 1 Enhances Absorption of Troriluzole PepT1 PepT1 = Peptide Transporter 1 ACTIVE ABSORPTION IN INTESTINAL TRACT BY PEPT1 NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 43

Social Anxiety Disorder Generalized Anxiety Disorder Bipolar Depression Troriluzole: Targeted Lead-Indication Development Strategy NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 44 * = Third-party study / collaboration ongoing or planned (ADCS Collaboration for AD; ET Study Group Collaboration for ET) Lead indications across an array of potential neurologic and neuropsychiatric indications Obsessive-Compulsive & Related Disorders Neurodegenerative Disorders Mild-to-Moderate Alzheimer’s Disease* Prodromal Alzheimer’s Disease ALS (High Dose) Affective Disorders Cerebellar Disorders Spinocerebellar Ataxia (SCA) Friedreich’s Ataxia Sporadic Ataxia Other Ataxias Essential Tremor* Obsessive-Compulsive Disorder Trichotillomania Hoarding Disorder 44

BHV-5000: A Novel Low-Trapping NMDA Antagonist • Potential first-in-class, next-generation NMDA receptor antagonist • Exclusive license from AstraZeneca • Low-trapping agent • Orally bioavailable prodrug of the IV drug lanicemine • NMDA modulation has the potential for applicability across a number of CNS disorders • BHV-5000 demonstrate markedly mitigated risk of dissociative effects in the clinic • Attributed to its distinct ability to uncouple from the NMDA receptor more freely than other agents • Well tolerated in a Phase 1 single and multiple ascending dose trial • BHV-5000 doses up to 95 mg studied to date in Phase 1 • Active metabolite, lanicemine, has been administered to ~770 subjects in single or multiple doses in 18 clinical trials; generally well tolerated NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 45 Potent NMDA antagonist that is orally bioavailable and not associated with the severe psychotomimetic effects of ketamine 45

BHV-5000: Novel Low-trapping NMDA Channel Blocker

- BHV-5000 is oral prodrug of Lanicemine
  - Lanicemine administered to ~770 subjects intravenously
  - BHV-5000 orally administered to ~40 subjects and shown to rapidly convert to lanicemine
- Lanicemine vs. Ketamine
  - NMDA receptor / ion channel complex exists in an open or closed state
  - Blockers bind to the open state but may be "trapped" if they do so deep within the channel
  - High trapping agents narrow the therapeutic window; low trapping agents expand it


Ketamine
Lanicemine
Deep Site Inhibition
Superficial Site Inhibition
Open Channel
Closed Channel
82% trapping
52-59% trapping

A clinically meaningful advantage over ketamine-like agents

NOVEMBER 2018 ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES 46

Glutamate Platform for Neuropsychiatric Indications

Program	Delivery	Preclinical	Phase 1	Phase 2	Phase 3	Approval
NURTEC (BHV0223) | Amyotrophic Lateral Sclerosis (ALS) File NDA 505(b)(2) expected 4Q2018	Rapid Dissolving					
TRORILUZOLE (BHV4157-203) | Alzheimer's Disease (AD) Interim Futility Analysis after 100 patients complete 6-months 4Q2019	Capsule					
TRORILUZOLE (BHV4157-202) | Obsessive-Compulsive Disorder (OCD) Complete enrollment by 4Q2019	Capsule					
TRORILUZOLE (BHV4157-207) | Generalized Anxiety Disorder (GAD) Complete enrollment 2019	Capsule					
TRORILUZOLE (BHV4157-206) | Spinocerebellar Ataxia (SCA) Complete enrollment 2019	Capsule					
BHV-5000 | Neuropsychiatric Indications Complete additional toxicology and additional Phase 1 trial 2019	Capsule					

biohaven pharmaceuticals

ADVANCING INNOVATIVE THERAPIES FOR NEUROLOGICAL DISEASES
47

NYSE: BHVN © 2018 Biohaven Pharmaceuticals. All rights reserved. Troriluzole in Spinocerebellar Ataxia Jeremy Schmahmann, M.D.

Jeremy Schmahmann, M.D. NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 49 • Professor of Neurology Harvard Medical School • Founding Director, Ataxia Unit; Cognitive Behavioral Neurology Unit Massachusetts General Hospital (MGH) • Honors include: Best Doctors in America since 1996, Norman Geschwind Prize, AAN; Distinguished Neurology Teacher, ANA; Special Award for Sustained Excellence in Teaching, HMS. • Key Contributions • First Ataxia Unit in the US (1994) • National leader in cerebellar neurology and ataxia clinical trials • Described the cerebellar cognitive affective / Schmahmann syndrome (1998) • > 230 original publications and 6 books on cerebellar neurology, ataxia, anatomy, cognition paid consultant for Biohaven 49

Cerebellar Ataxias

- Characterized by:
  - Poor balance with falls
  - Incoordination of limbs
  - Postural or kinetic tremor
  - Dysarthria / dysphagia
  - Cognitive impairment
  - Oculomotor dysfunction
- Spinocerebellar ataxia (SCA; >40 subtypes)
  - Affects 1–5.6 per 100,000 (estimated 3,200–18,000 in US)
  - Neurodegeneration of cerebellum and input/output tracts
  - Relentlessly progressive, often fatal (aspiration)
  - Increasing disability over time (requiring wheelchair, assistance with activities of daily living)
  - The 6 most common genotypes caused by triplet repeat expansion mutations, sharing many phenotypic features
  - Genetic anticipation in some: subsequent generations affected at earlier ages and with greater severity
- Other ataxias have similar core features
  - Can be recessive, dominant, immune, mitochondrial, post-stroke, e.g., Friedreich's ataxia, ataxia telangiectasia, multiple system atrophy — cerebellar type

Atrophy of Cerebellum and Linked Structures



Spinocerebellar Ataxia type 2
Cerebellar and brainstem volume loss

No FDA-approved medications for SCA

biohaven pharmaceuticals

NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 50

Cerebellar Ataxias NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 51 Difficulty performing everyday tasks

Two Positive Academic Trials Provide Rationale for Troriluzole in SCA NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 52 -8 -6 -4 -2 0 2 Change in Score Change in ICARS Score / Subscore Riluzole (n=19) Placebo (n=19) Ristori et al. 20101 • RCT of 40 subjects with cerebellar ataxias of diverse etiologies • 8 weeks of treatment • Statistically significant efficacy of riluzole on ICARS scale *** p < 0.001 *** *** *** *** Total ICARS4 Static subscore Kinetic subscore Dysarthria subscore Ocular movement subscore 0% 20% 40% 60% 3 Months 12 months % of Patients Riluzole (n=28) Placebo (n=27) Romano et al. 20152 • RCT of 60 subjects with hereditary ataxias (SCA or Friedreich’s ataxia • 12 months of treatment • Statistically significant efficacy % of Patients with Improved SARA Score ** p < 0.01 ** -2.00 -1.00 0.00 1.00 2.00 3.00 ** ** Active metabolite of troriluzole demonstrates symptomatic and neuroprotective efficacy in two trials of diverse ataxias 1 Ristori et al., Neurology 2010; 74: 839-845 2 Romano et al., Lancet Neurol 2015; 14: 985–91 3 International Cooperative Ataxia Rating Scale; a scale of zero to 100, with a higher score indicating greater severity of ataxia-related symptoms 4 Number of patients with an ICARS score decrease of at least 5 points: four weeks – Riluzole group: 9, placebo group: 1; eight weeks – Riluzole group: 13, placebo group: 1 Change on SARA % of Patients Change on ICARS 52

Study 201, Extension Phase NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 53 • Improvement in open-label troriluzole-treated group differentiates from decline shown in longitudinal data • SCA1 and SCA2 represent groups with more reliable decline and trends of benefit • Improvement in SCA1 and SCA2 numerically greater (-0.45 improvement vs 0.29) improvement at Week W32) • SCA1 and SCA2 associated with anecdotal reports of patient benefits Supports study with longer-term treatment duration and Enrichment with SCA1 & 2 Longitudinal Change on Total Modified SARA Scale Natural History Cohort Troriluzole-Treated Mean Change (SE) Based on preliminary data after al subjects completed week 32 visit 53

Lessons from Study 201: Scale Variability • Primary Outcome Scale Expectations • Based upon previous literature, a 1 point change in total SARA was believed to be clinically relevant… • But placebo response for progressive neurodegenerative disease unexpectedly high • High scale variability observed • One-third with variance of > 2 points • One-half with variance >1 point NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 54 High scale variability limits ability to detect signal High Variability between Screening and Baseline Visits (1–6 weeks apart) SARA, Scale for Assessment and Rating of Ataxia Number of Subjects SARA (Screening SARA – Baseline SARA) Points 54

Lessons from Study 201: Axial Items of SARA Perform Better NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 55 US Longitudinal Cohort Decline driven by Axial Items of SARA Focus on Axial items well received by FDA Data courtesy of Tee Ashizawa Study 201: Placebo response driven by Appendicular Items of SARA -0.2 0 0.2 0.4 0.6 0.8 1 N=154 Troriluzole (n=63) Placebo (n=68) Btw Groups [95% CI] Axial Items [#1 – 4] -0.30 -0.25 -0.06 [-0.51 – 0.40] Appendicular Items [#5 – 8] -0.27 -0.58 0.31 [-0.15 – 0.77] Annual Decline Axial Items of SARA Total SARA Appendicular Items of SARA Baseline One-year Improve worsen55

Lessons from Study 201: Focus on patients with stable baseline #, Stable baseline defined as Total SARA scores at screening & baseline within 1 point *, fisher exact test without correction for multiple comparisons Troriluzole showed favorable efficacy trends in patients with stable baseline -0.87 -0.9 -1.49 -0.5 -1.5 -1.3 -1.1 -0.9 -0.7 -0.5 -0.3 -0.1 0.1 Unstable Stable N=28 N=38 N=34 N=29 24% 3.40% 0% 10% 20% 30% Total SARA Score Change Response Rate (> 3 point improvement) p-value*=0.03 Placebo Troriluzole Stable Only Change in SARA in Randomization Phase affected by pre-baseline variability Troriluzole associated with greater trends in Response Rates among Stable Population NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 56

Lessons from Study 201: Assessing Exposure Relationships NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 57 • Lighter median (<76.4 kg) had projected 30 - 40% greater exposure • Similar exposure effects by gender (females with higher exposures) • Groups with higher projected exposure showed numerical improvement on SARA -0.81 -1.05 -1.38 -0.89 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 Total Sample Lower Median Weight N=63 N=68 Troriluzole Placebo N=27 N=39 57

Learning from Phase 2 Enables Robust Phase 3 Study Higher dose • Exposure-response relationship supports use of 200 mg daily dose Improved outcome assessment • Superior performance of axial items • Incorporating recent FDA input into modification of SARA One year randomization period • Extinguish placebo effects • Accentuate natural decline Focus on SCA1 and SCA2 • More reliable decline based on natural history cohorts • Decline in Study 201 differentiating from natural history cohort • Anecdotal reports Require stable baseline period • Reduced variability to enhance study power NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 58 58

Study Design BHV4157-206 • Primary Outcome: Change on Modified SARA Scale in Subjects with SCA1 or SCA2 NOVEMBER 2018 Troriluzole in Spinocerebellar Ataxia 59 Troriluzole 200 mg qD Placebo Screening Phase 6 weeks Randomization Phase 48 weeks R Extension Phase 48 weeks Troriluzole 200 mg qD Approximately 230 subjects (predominantly SCA1 and SCA2) with mild to moderate severity ataxia randomized 59

NYSE: BHVN © 2018 Biohaven Pharmaceuticals. All rights reserved. BHV4157-203: Alzheimer’s Disease

Howard Feldman MD, FRCP (C), FCAHS, FAAN November 2018 Troriluzole in Alzheimer’s disease 61 • Director, Alzheimer’s Disease Cooperative Study National clinical trial network • Professor of Neurosciences University of California, San Diego School of Medicine • Vital scientific discoveries and clinical research studies focused on aging, mild cognitive impairment, AD, frontotemporal dementia (FTD) and clinical trials • Development of novel diagnostic criteria for Alzheimer’s disease • Led several international clinical trials in AD • Discovery of progranulin and C9ORF72 gene mutations which cause FTD • Over 177 original publications and 20 book chapters • Thomson Reuters ‘highly cited’ neuroscientist and among ‘the world’s most influential scientific minds’ 61

Alzheimer’s Disease is a Growing Public Health Crisis November 2018 Troriluzole in Alzheimer’s disease 62 • 6 million Americans • 14 million projected by 2050 • 6th leading cause of death in US • $277 billion yearly in direct medical costs • No new treatments since memantine (2003) 62

Pathological Features of Alzheimer’s Disease • Brain atrophy • Neuronal cell death • Amyloid and tau pathology • Synapse loss (most highly correlated with clinical symptoms) • Glial cell dysfunction Congdon Nat Rev Neurol. 2018;14(7):399-415 November 2018 Troriluzole in Alzheimer’s disease 63

Glial Cell and Synaptic Dysfunction Occurs Early in Alzheimer’s Disease November 2018 Troriluzole in Alzheimer’s disease 64 GLIAL CELLS • Protect and support neurons • Make up 80% of the human brain GLIAL CELL DYSFUNCTION • Indicated by increased glial fibrillary acidic protein expressing (GFAP+) cells • Present in human brain early in AD • Key consequence is reduced glial glutamate transporter (GLT-1) expression • Associated with synaptic impairment 64

Glutamate Transporter (GLT-1) is Reduced in Human AD Brains November 2018 Troriluzole in Alzheimer’s disease 65 Human autopsy observations from AD and controls (n=13) GLT-1 immunoreactivity in temporal neocortex area in AD is significantly weaker than that in control A. Hosi et al. Neuropathology and Applied Neurobiology (2018) HEALTHY HUMAN BRAIN ALZHEIMER’S DISEASE 65

Role of Glutamate Transporter (GLT-1) in AD Pathophysiology • Dominant glutamate transporter in the cerebral cortex • Responsible for 80–90% of extracellular glutamate clearance1 • Reduced GLT-1 results in excess glutamate leading to neurodegeneration • Beneficial effects of increasing GLT-1 confirmed in diverse AD animal models2–4 November 2018 Troriluzole in Alzheimer’s disease 66 1 Maragakis et al Neurobiol Dis. 2004;15(3):461-73 2 Mookherjee et al J Alzheimers Dis. 2011;26(3):447-55 3 Takahashi et al J Exp Med. 2015;212(3):319-32 4 Zumkehr et al Neurobiol Aging. 2015;36(7):2260-2271 66

Rationale for Studying Troriluzole in AD November 2018 Troriluzole in Alzheimer’s disease 67 • Active metabolite of troriluzole (riluzole) in AD models • Increases GLT-1 • Rescues AD symptoms • Mitigates AD pathology • Glutamate modulation is clinically validated therapeutic mechanism • Targets symptoms and disease progression 67

Increases GLT-1 Glutamate Transporter4 November 2018 Troriluzole in Alzheimer’s disease 68 Riluzole Rescues Symptoms, Function and Pathology in AD Animal Models 1 Pereira Proc Natl Acad Sci 2014; 2 Hunsberger J Neurochem 2015; 3 Hunsberger, Metab Brain Dis 2016; 4 Pereira Molecular Psychiatry 2017; 5 Okamoto Transl Psychiatry 2018 Reduces Amyloid and Tau Pathology Reduces amyloid plaque5 Reduces p-tau2 Control TauP301L Riluzole + TauP301L CP-13/Actin (Relative Ratio) Rescues Cognitive Symptoms (Learning and Memory) Water Maze Errors Control TauP301L Riluzole + TauP301L Morris water maze 2,3 Time (min) Exploration Time (sec) Aged-control Young-control Aged-treated Y-maze Riluzole-treated aged animals perform like young-controls1 Riluzoletreated tauoverexpressing animals perform like controls Vehicle control RLZ treated 68

Troriluzole Phase 2/3 Clinical Trial Design in AD DESIGN • Sample size: n=300 • Population: mild to moderate AD • Co-primary endpoints: ADAS-Cog11 and CDR-SB • Interim futility analysis • 100 subjects reach 24 weeks • Criteria based on ADAS-cog and Hippocampal Volume STATUS • FPFV: JUL-31-2018 • Interim futility analysis: 3Q2019 • Complete enrollment: 3Q2019 November 2018 Troriluzole in Alzheimer’s disease 69 Troriluzole 280 mg QD Placebo QD Screening Phase 42 days Randomized Phase 48 weeks R 69

NYSE: BHVN © 2018 Biohaven Pharmaceuticals. All rights reserved. Glutamate Platform: Obsessive Compulsive Disorder Troriluzole

Chris Pittenger, M.D. PhD November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER • Associate Professor of Psychiatry (with Tenure), Yale University School of Medicine and Yale Child Study Center • Assistant Chair for Translational Research, Department of Psychiatry • Director, Yale OCD Research Clinic • Scientific Advisory Board of the International OCD Foundation; Founder and Chair, annual IOCDF Research Symposium • Published over 140 scientific papers, and a comprehensive book on OCD with Oxford University Press • Awards and grant funding from NIH, IOCDF, ACNP, SfN, numerous other organizations paid consultant of Biohaven 71

Obsessive Compulsive Disorder: Disease Overview • OCD afflicts approximately 1 in 40 Americans1,2 • 8 million people in the United States • Under-recognized and under-treated • OCD is characterized by • Obsessions — intrusive troubling thoughts • Compulsions — cleaning, checking, ordering • Avoidance • Morbidity is profound • 65% of patients who have a diagnosis of OCD are severely impaired1 • Has been rated as among the top five sources of psychiatric disability3 • Associated with more disability adjusted life-years than multiple sclerosis and Parkinson’s disease combined 4 1 Ruscio et al 2010; 2 Kessler et al, 2012; 3 Ayuso-Mateos, 2000; 4 WHO Global Burden of Disease 2008 November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER 72

Treatments Are Limited and Need Is Vast • Few FDA-approved treatments • Serotonin reuptake inhibitors (SSRIs and clomipramine) are the only approved monotherapy • No new mechanisms for 30 years • With limited efficacy • <50% of patients respond well • 25–30% are refractory • Many of those categorized as ‘responders’ continue to suffer • Leading many patients to seek invasive treatments • Deep brain stimulation • Ablative neurosurgery November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER 1992 1994 1996 1997 73

A New Focus on Glutamate November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER 74

Accumulating Evidence for Glutamatergic Dysfunction in OCD

GENES

Genetic association studies:

Glutamate transporter gene (SLC1A1 on chromosome 9p24) associated w/OCD[1]

GWAS studies are focusing attention on DLGAP1, a post-synaptic scaffolding molecule at glutamate synapse

ANIMAL MODELS

↑Glutamatergic activity worsens OCD behaviors

SAPAP3 knockout mice (-/-) exhibit OCD-like behaviors[2]

SAPAP3 is an ortholog of DLGAP3, in the same family as a gene implicated by OCD GWAS studies

NEURAL NETWORKS

Multiple neuroimaging studies:

Increased activity in cortico-striatal-thalamic (CST) pathway[3]

MRS studies: Glutamate dysfunction in OCD suggested by some studies[4,5]

Spinal fluid studies: Increased glutamate in OCD patients[6]

PATIENTS IN THE CLINIC

Preliminary efficacy evidence:

Glutamate modulating agents show promise in OCD and anxiety disorder patients

Yale OCD Research Clinic

[1] Arnold et al 2006; [2] Aida et a; 2015; [3] Baxter et al 1987, 1988, 1992; Nordhal et al 1989; Swedo et al 1989; Sawle et al 1991; Rubin et al 1992, 1995; Adams et al 1993; Perani et al 1995; Adams et al 1993; Perani et al 1995; McGuire et al 1994; Breiter et al 1996; Rausch et al 1996; [4] Rosenberg et al 2000; [5] Bolton et al 2001; [6] Chakrabarty et al 2005

biohaven pharmaceuticals

November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER 75

Genetic Evidence for Glutamate Abnormalities in OCD • Arnold et al, Archives of General Psychiatry, 2006 • Dickel et al, Archives of General Psychiatry, 2006 • Stewart et al, American Journal of Medical Genetics, 2007 • Liang et al, American Journal of Medical Genetics, 2008 • Shugart et al, American Journal of Medical Genetics, 2008 • Kwon et al, Archives of General Psychiatry, 2009 • Samuels et al, American Journal of Medical Genetics, 2011 • Porton et al, Translational Psychiatry, 2013 • Zike et al, Proceedings of the National Academy of Sciences, 2017 November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER 76

Neurochemical Evidence for Glutamate Dysregulation in OCD


NA
Cr
Glx
Cho
3.2 3.0 2.8 2.6 2.4 2.2 2.0
Chemical Shift (ppm)


Caudate Glutamatergic Concentration (x10⁴/water)
X
Y
Healthy Control Subjects n = 11
Treatment Naïve OCD Patients n = 11

Rosenberg et al. 2000

Consistent with pathologic hyperactivity in cortico-striatal circuit
Suggests clinical testing of agents that enhance glutamate uptake

November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER 77

Neurochemical Evidence for Glutamate Dysregulation in OCD November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER Consistent with pathologic hyperactivity in cortico-striatal circuit Suggests clinical testing of agents that enhance glutamate uptake CSF Glutamate Concentrations Bhattacharyya et al. 2009 78

 Randomized Controlled Trial with Riluzole Augmentation November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER • Outpatients with moderate to severe OCD severity (Y-BOCS score > 21) and free of medication treatment for at least six weeks • Randomized to receive fluvoxamine (up to 200 mg/day) plus either placebo or riluzole (50 mg twice daily) • Robust benefit on primary outcome measure (change in Y-BOCS scores) *, p<0.05; Cohen’s d 0.59 * Placebo (n=25) Riluzole (n=25) Y-BOCS Total Score YBOCS, Yale-Brown Obsessive Compulsive Scale Emamzadehfard et al. 2016 79

Study BHV4157-202: Randomized Controlled Trial of Troriluzole • Primary Outcome, Y-BOCS: a precedented outcome measure accepted by FDA • Complete enrollment 2019 November 2018 Troriluzole IN OBSESSIVE-COMPULSIVE DISORDER SOC + Troriluzole 200 mg QD SOC + Placebo QD Screening Phase 42 days Randomization Phase 12 weeks R Extension Phase 48 weeks SOC + Troriluzole 200 mg QD Subjects (n=226) with Moderate to severe OCD and inadequate response to standard of care SOC, standard of care 80

NYSE: BHVN © 2018 Biohaven Pharmaceuticals. All rights reserved. Glutamate Platform: Generalized Anxiety Disorder (GAD) Troriluzole

Sanjay J. Mathew, M.D. November 2018 TRORILUZOLE IN GENERALIZED ANXIETY DISORDER • Professor of Psychiatry and Behavioral Sciences and Vice Chair for Research • Director, Mood and Anxiety Disorders Program • Federally-funded clinician-investigator in areas related to glutamate neurobiology and experimental therapeutics • Authored over 120 manuscripts and book chapters 82

Generalized Anxiety Disorder: Disease Overview

- Lifetime prevalence approximately 4% in the US[1]
  - Typically chronic[2]
  - low remission rate ~50%[3]
- Symptoms characterized by
  - Excessive anxiety and worry
  - Associated with restlessness, easy fatigue, difficulty concentrating, irritability, tension, and sleep disturbance
- Unmet medical need
  - Overuse of benzodiazepines
    - associated with abuse, dependence and dangerous withdrawal syndromes
    - 30% of overdose deaths involve benzodiazepine[4]
  - Limited alternatives
    - Remission rates of SSRIs/SNRIs of ~30%


NEWS

Dangers of rising benzo prescriptions raise alarms of next drug crisis

Doctors are prescribing benzodiazepines, like Xanax and Ativan, at skyrocketing rates. But most don't know about their debilitating, even deadly, effects.

by Avichai Scher and Ali Galante / Jul.28.2018 / 1:47 AM ET / Updated Jul.28.2018 / 4:16 AM ET

Is anti-anxiety medication the next U.S. drug crisis?

NBC New, 28-JUL-18

[1] Ruscio et al 2017; [2] Bruce et al 2005 [3] Rickels et al 2006; [4] McClure et al 2017;

November 2018 TRORILUZOLE IN GENERALIZED ANXIETY DISORDER 83

RILUZOLE PRECLINICAL MODELS • Riluzole efficacious in multiple preclinical models (elevated plus maze, the light-dark test, open field test)1 • Riluzole enhances recognition memory and facilitates extinction of fear response2 • Benzodiazepine-like efficacy without cognitive impairment3 Glutamate Implicated in Anxiety Pathways Riluzole Demonstrates Efficacy in Preclinical Models 1 Sugiyama et al 2012; 2 Sugiyama 2015; 3 Sasaki-Hamada 2013 Treatment with riluzole increases amount of time spent in open arms and number of entries1 November 2018 TRORILUZOLE IN GENERALIZED ANXIETY DISORDER 84

Open-label Trial of Riluzole in Generalized Anxiety Disorder November 2018 TRORILUZOLE IN GENERALIZED ANXIETY DISORDER • Single center, open-label, fixed dose study • 18 subjects with GAD • Administered riluzole 50 mg BID for 8 weeks • Primary endpoint HAM-A (Hamilton Anxiety Scale) • Results • 15 pts completed trial • 12 responders • 8 remitters • Mean HAM-A decreased from 20.0 at baseline to 7.5 at week 8 • Improvement on Secondary Outcomes • Anxiety Sensitivity Index • Sheehan Disability Scale (SDS) 0 10 20 30 40 50 60 70 80 90 Intent-to-treat (n=18) Completer (n=15) Responders (>50% decrease in HAM-A) Mathew SJ et al Am J Psychiatry 2005 Proportion of Treated Sample (%) Remitters (HAM-A 7) Efficacy after 8 Weeks 85

Open-label Trial of Riluzole in Generalized Anxiety Disorder Meaningful benefits on anxiety severity (HAM-A) and disability (SDS) November 2018 TRORILUZOLE IN GENERALIZED ANXIETY DISORDER HAM-A, Hamilton Anxiety Rating Scale; SDS, Sheehan Disability Scale 0.00 5.00 10.00 15.00 20.00 25.00 30.00 1 2 HAM-A Total Score Baseline Week 8 0 5 10 15 20 25 SDS Total Score Screening Week 8 86

Objective Biomarkers Correlate with Improvement November 2018 TRORILUZOLE IN GENERALIZED ANXIETY DISORDER • Improvement in anxiety strongly correlated with increased hippocampal NAA (marker for neuronal function)1,2 • Increases precede therapeutic benefit • Increases in hippocampus volume observed in remitters3 – that correlate with improvement 1 Mathew et al, 2008; 2 Abdullah et al, 2012; 3 Abdullah et al 2013; MRS, Magnetic Resonance Spectroscopy; NAA, n-acetylaspartate; PSWQ, Penn State Worry Questionnaire Hippocampal NAA (mM) Normalized Neuronal Function in Treatment Responders Increases in Hippocampus Volume Correlate with Improvement in Anxiety Measures 87

Yale Proof of Concept: Randomized Controlled Trial with BHV-0223 (sublingual riluzole) Preliminary Results • Double–blind placebo controlled crossover trial with two Speech Task Challenge • Subjects diagnosed with Social Anxiety Disorder with public speaking distress (n=22) • Two-period crossover separated >2 days • Study drug 1 hour prior to public speaking stress task • Random order • Primary outcome: Patient-rated Visual Analog Scale of Anxiety (VAS) • Efficacy demonstrated on Primary Outcome • p-value of 0.056 – fulfills pre-specified POC significance criteria level (alpha of 0.10, two-sided) • Robust effect size (Cohen’s d of 0.47) • Likelihood-based analysis, p=0.026 November 2018 TRORILUZOLE IN GENERALIZED ANXIETY DISORDER p=0.056 Randomized Controlled Double-blind Study corroborates open-label and preclinical findings Bloch et al, preliminary results 88

Study BHV4157-207: Phase 2/3 Study of Troriluzole in GAD

Provisional Design

- Primary Outcome: Change on Hamilton Anxiety Scale (HAM-A) Scores
- Study start in 1Q2019
- Complete enrollment in 4Q2019



Screening Phase 35 days
Randomization Phase 8 weeks
Extension Phase 24 weeks
R
Troriluzole 100 mg BID
Placebo BID
Troriluzole 100 mg BID

Approximately 300 subjects with primary diagnosis of GAD who are not currently on common anti-anxiety medications (SSRIs, SNRIs, benzodiazepines, or off-label anxiolytics)

November 2018 TRORILUZOLE IN GENERALIZED ANXIETY DISORDER 89

GLUTAMATE PLATFORM: BHV-5000

 Michael E. Thase, M.D. November 2018 BHV-5000 FOR NEUROPSYCHIATRIC INDICATIONS • Professor of Psychiatry, University of Pennsylvania Perelman School of Medicine and Corporal Michael J. Crescenz VA Medical Center, Philadelphia • Chief, Mood and Anxiety Disorders Section • Director, Mood and Anxiety Disorders Treatment & Research Program • Author of over 900 scientific articles / book chapters and 18 books • Distinguished Life Fellow of the American Psychiatric Association • Fellow of the American College of Neuropsychopharmacology • President of the American Society of Clinical Psychopharmacology • Executive Committee of the Board of Directors, National Network of Depression Centers paid consultant for Biohaven 91

Almost two-thirds are on antidepressants for >2 years Major Depressive Disorder; Large Unmet Need • Unmet need in depression • Depression is our second greatest public health problem • 12-month prevalence rates in US of approximately 7% (lifetime,17%) • Leading cause of disability adjusted life years in developed nations • Only about 50% of people respond to doctor’s first choice of antidepressant and over 25% may remain ill even after one year of treatment • Great unmet needs for better treatments, yet no new classes of antidepressant medication introduced in last 20+ years • Depression continues to be major source of public health burden November 2018 BHV-5000 FOR NEUROPSYCHIATRIC INDICATIONS 30 MILLION AMERICANS are currently prescribed antidepressants Prevalence of Current Depression Among Adults Aged >18 Years DC PR VI >9% 8% to <9% 7% to <8% <7% No data 92

BHV-5000 and Lanicemine: Potential Best-In-Class NMDA Antagonists

- BHV-5000 is oral prodrug of iv administered lanicemine
- Strong rationale for efficacy in multiple indications (e.g., depression, pain and Rett syndrome)
- Risk mitigated
  - Safety
    - Over 800 subjects dosed
    - >300 subjects dosed chronically with lanicemine
    - Approximately 40 subjects dosed orally with BHV-5000
    - Very low rates of psychotomimetic effects
  - Efficacy signals in 3 trials with lanicemine in depression
- BHV-5000 differentiates from other potent NMDA antagonists
  - Low-trapping pharmacology confers markedly mitigated risk for psychotomimetic effects
  - Orally bioavailable


BHV-5000
Oral pro-drug form (AZD-8108)
Rapid conversion to lanicemine
BHV-5500
N
NH2
Lanicemine

November 2018 BHV-5000 FOR NEUROPSYCHIATRIC INDICATIONS 93

Rationale for Use in Treatment Resistant Depression

Single Dose Randomized Controlled Trials in Depression

LANICEMINE

Lanicemine demonstrated favorable antidepressant effects in two independent, single-dose proof-of-concept

Study 1



MADRS scores
40
30
20
10
0
0
50
100
150
200
250
Time (h)
Lanicemine (n=16)
Placebo (n=18)
−2.4 − 4.2
-5.7
*p= 0.089

- Diagnosis: Treatment resistant depression
- Design: randomized, double-blind, parallel group monotherapy inpatient study
- Single infusion: 100 mg lanicemine vs saline

Sanacora et al, 2013

Study 15 (NIMH collaboration)



MADRS score
40
38
36
34
32
30
28
26
24
22
20
-60 Min
60 Min
80 Min
110 Min
230 Min
Day 1
Day 2
Day 3
Day 7
Time
**
*
Placebo
Lanicemine
*p < .05; **p < .01.

- Diagnosis: Treatment resistant depression
- Design: randomized, double-blind, placebo-controlled, single-dose, crossover, single-site inpatient study
- Single infusion: 150 mg lanicemine vs saline
- N=22

Zarate et al, 2012

November 2018 BHV-5000 FOR NEUROPSYCHIATRIC INDICATIONS 94

LANICEMINE November 2018 BHV-5000 FOR NEUROPSYCHIATRIC INDICATIONS • Study 009: 150 patients with TRD randomized to thrice-weekly infusions over 3 weeks with lanicemine 100 mg, 150mg, and placebo • Efficacy • Demonstrated robust effects on primary endpoint: 4.8 to 5.5 point benefit vs placebo on the MADRS after three weeks • Enduring through two weeks of follow-up • Demonstrated on key secondary outcomes: CGI-I, CGI-S, HAM-A, Q-LES-Q-SF • Study 031, follow-up randomized controlled trial • Lanicemine did not differentiate from placebo • High placebo response rate (39%) • Favorable trends in subgroup with more refractory depression Rationale for Use in Treatment Resistant Depression Repeated-Dose Randomized Controlled Trial in Treatment Resistant Depression (Study 009) Lanicemine 100 mg (n=51) Lanicemine 150 mg (n=51) Placebo (n=50) Phase IIb (Study 9): Change in MADRS Score as Adjunct in MDD Lanicemine 100 mg (n=51) Lanicemine 150 mg (n=51) Placebo (n=50) 95

Rationale for Use of BHV-5000 in Complex Regional Pain Syndrome (CRPS)

COMPLEX REGIONAL PAIN SYNDROME (ORPHAN DISEASE)
- Intractable pain syndrome that causes severe disability and functional impairment
- Often precipitated by limb injury
- Associated with sensory, autonomic, trophic (hair, skin, nails) and bone changes
- **prevalence of 5-20/100,000**

STANDARD OF CARE
- No approved treatments
- Opioids, NSAIDs and other unapproved medications / interventions are used

CLINICAL AND PRECLINICAL RATIONALE
- Glutamate plays key roles in chronic pain mechanisms (central sensitization)
- Preclinical: NMDA antagonists effective in multiple animal models of chronic pain and CRPS
- Clinical: NMDA antagonists (e.g., ketamine, dextromethorphan/quinidine) show durable efficacy in several open-label and small randomized controlled trials…but use is limited (side effects, intravenous infusion)

REGULATORY PATHWAY
- Precedented pathway for developing agents that treat pain

Representative Studies with NMDA antagonist



From: CRPS-Related Neurogenic Edema Responsive to Dextromethorphan/Quinidine
Pain Med. 2014;15(11):1981-1983. doi:10.1111/pme.12539


PAIN® 145 (2009) 304–311
PAIN
IASP
Ketamine produces effective and long-term pain relief in patients with Complex Regional Pain Syndrome Type 1
Marnix J. Sigtermans, Jacobus J. van Hilten, Martin C.R. Bauer, M. Seamus Arbous, Johan Marinus, Elise Y. Sarton, Albert Dahan
A
Pain score (NRS)
Weeks
Ketamine
Placebo

biohaven pharmaceuticals

November 2018 BHV-5000 FOR NEUROPSYCHIATRIC INDICATIONS 96

Rationale for Use of BHV-5000 in Rett Syndrome

RETT SYNDROME (ORPHAN DISEASE)

- Neurodevelopmental disorder caused by X-linked (MECP2) gene mutation
- Symptoms emerge by 6 months
- **Prevalence of 1 in 9000 girls < 12 years**

PROGRESSIVE SYMPTOMS EVENTUALLY NECESSITATING 24-HOUR CARE

- Global deceleration of psychomotor development
- Loss of acquired cognitive and motor skills, e.g. speech
- Breathing disturbances (apneic periods)
- Other: seizures; gait disturbances, emotional outbursts, sound sensitivity

CLINICAL AND PRECLINICAL RATIONALE

- NMDA antagonists improve phenotype (e.g. respiratory / symptoms) in transgenic mouse models of Rett syndrome
- Favorable ketamine-effects in preclinical models and via anecdotal reports
- BHV-5000 / lanicemine show positive treatment effect in preclinical models

CURRENT TREATMENTS

- None

Anecdotal Experiences with NMDA antagonist, Ketamine

"...R's neurology team **tried ketamine** (they were aware of the trial in girls with Rett)...Then her hands started to free up. She started walking with her hands swinging from her sides (when normally they are always clasped together). She said "bye-bye" (I cried) and then waved when I related this to the doctor (everybody cried). She started to nod (occasionally) and shake her head (more frequently) for yes and no (**she hasn't been able to do this since she was tiny**)...after more than a month, R is still doing well. It's not a cure... **to us it feels like a small miracle.**"

— Parent of patient with Rett syndrome



apnea / minute
1
0.5
0
*
WT Saline
WT BHV-5000
Het Saline
Het BHV-5000
cell density (no. cells/mm²)
600
300
0
**
WT saline
WT BHV-5500
Null saline
Null BHV-5500
Kron et al., 2012
Cerebellum
Neuronal activity relative to WT
HYPOACTIVITY
HYPERACTIVITY
3 mg/kg IP

One week of dosing with BHV-5000 in transgenic model of Rett (MECP2 Het mice) reduces apnea (left) and Metabolite normalizes cFos expression, marker of neuronal activity (right)

biohaven pharmaceuticals

November 2018 BHV-5000 FOR NEUROPSYCHIATRIC INDICATIONS 97

 BHV-5000 Status • BHV-5000 completed Phase 1 trial in healthy volunteers • Stable Phase 3 formulation identified • Awaiting results from neurotoxicology study to support additional Phase 1 trial in 2019 November 2018 BHV-5000 FOR NEUROPSYCHIATRIC INDICATIONS Depression Complex regional Rett syndrome pain syndrome 98

Session 3 Novel Targets to Harness the Immune System MODERATOR Horacio Kaufmann, MD Michael A. Lynes, PhD David Spiegel, MD, PhD Tyler Van Buren

MPO PLATFORM Therapies for Neurodegeneration

Horacio Kaufmann, M.D., F.A.A.N November 2018 BHV-3241 FOR MULTIPLE SYSTEM ATROPHY • Felicia B. Axelrod Professor of Dysautonomia Research Professor, Departments of Neurology, Medicine and Pediatrics Director, Division of Autonomic Disorders, New York University Langone Health • Vital scientific discoveries and clinical research studies include • Co-author, 1st and 2nd Consensus Criteria for the Diagnosis of MSA • Principal Investigator, Natural History Study of Synucleinopathies Multicenter and multinational prospective study on MSA (NINDS) • Led several national and international clinical trials • Former President, American Autonomic Society • Editor-in-Chief, Clinical Autonomic Research • Editor, Journal of Neural Transmission, Parkinsonism and Related Disorders, Archivos de Neurologia y Neurocirugia • Over 138 original publications, 38 book chapters, and 12 consensus statements Paid consultant for Biohaven 101

BHV-3241 November 2018 BHV-3241 FOR MULTIPLE SYSTEM ATROPHY • Rare, rapidly progressive and fatal neurodegenerative disease • No disease modifying therapies • 15,000–50,000 cases in US • 6–10 year mean survival from symptom onset • Oxidative stress and neuroinflammation strongly implicated • Neuroinflammation indicated by microglial activation • Alpha synuclein deposits on pathology Multiple System Atrophy (MSA) Adapted from Trends Neurosci. 2011 34(11): 581–590 NORMAL MSA OXIDATIVE STRESS NEUROINFLAMMATION 102

BHV-3241 November 2018 BHV-3241 FOR MULTIPLE SYSTEM ATROPHY • Two clinical subtypes • Parkinsonian (MSA-P) • Cerebellar (MSA-C) • Both subtypes have autonomic dysfunction early on Multiple System Atrophy (MSA) N Engl J Med 2015;372:249-63 103

BHV-3241 MSA Community is Ready for Clinical Trials November 2018 BHV-3241 FOR MULTIPLE SYSTEM ATROPHY • Validated diagnostic criteria • Validated outcome measures • Natural history data show measurable clinical progression over 1 year • Clinical trial precedents • Global clinical trial networks • Engaged patient advocacy groups Well-Developed Global Research and Advocacy Network 104

BHV-3241

BHV-3241

- Myeloperoxidase (MPO) enzyme
  - Drives oxidative and inflammatory neurodegeneration
  - Increased in human MSA brains[1]
- BHV-3241: Potent MPO Inhibitor
  - Neuroprotective across multiple disease models
  - In MSA animal model[1,2]
    - Suppresses microglial activation (neuroinflammation)
    - Reduces alpha-synuclein deposits
    - Rescues neurodegeneration
    - Promotes improvements in motor function


Increased MPO
Neuroinflammation
Oxidative Stress
Neurodegeneration
Microglial Activation
BHV-3241

Preclinical data strongly supports studying BHV-3241 in MSA patients

1. Neurotox Res 2012;21(4):393-404;
2. Neurotox Res. 2015;28(3):185-194

November 2018 BHV-3241 FOR MULTIPLE SYSTEM ATROPHY 105

BHV-3241 • Studied in approximately 250 subjects (healthy volunteers, Parkinson’s disease, MSA) • Generally safe and well tolerated • Demonstrated peripheral and central target engagement • Reduced MPO activity in blood • Reduced microglial activation and neuroinflammation as shown by Positron Emission Tomography (PET) imaging BHV-3241 Clinical Experience Baseline BHV-3241, week 4 BHV-3241, week 8 Demonstration of central target engagement Representative images from PET study in Parkinson’s patients treated with BHV-3241 show decreased TSPO ligand binding at 4 and 8 weeks indicating reduced microglial activation and neuroinflammation November 2018 BHV-3241 FOR MULTIPLE SYSTEM ATROPHY 106

 BHV-3241 • Randomized double-blind placebo-controlled • Sample size: 60 subjects (MSA-C & MSA-P) • Duration: 12 weeks • Treatment (3 arms) • BHV-3241 600 mg, BHV 300 mg, placebo • Outcome measures • Safety • Clinical: UMSARS, COMPASS, MSA-Quality of Life • Biomarker: PET imaging, plasma MPO activity BHV-3241 Phase 2 Study in MSA Completed by AstraZeneca Placebo 12-Week Double-Blind Placebo-Screening Controlled Phase Week -6 0 12 Randomization BHV-3241 300 mg twice daily N = 20 N = 19 N = 20 BHV-3241 600 mg twice daily November 2018 BHV-3241 FOR MULTIPLE SYSTEM ATROPHY 107

BHV-3241 • Dose proportional benefits over placebo on UMSARS* • Not powered for statistical significance • Favorable trends on clinically meaningful functions • Cutting food/handling utensils • Dressing • Rising from chair • Favorable trends on other clinical scales • Reduced plasma MPO activity by 10% (p=0.007)** • Safe and well tolerated Phase 2 Efficacy Signal Warrants Further Study in MSA * UMSARS, Unified MSA Rating Scale ** 600mg BID dose Mean Change on UMSARS Total Score From Baseline 3 2 1 0 4 6 5 Baseline Week 12 1.1 2.0 November 2018 BHV-3241 FOR MULTIPLE SYSTEM ATROPHY Mean Chance on UMSARS Total Score From Baseline after 12-weeks treatment with BHV-3241 (AZD3241) 108

 BHV-3241 DESIGN • Planning discussions ongoing with KOLs • Est sample size: 224 patients • Dose (based on Ph2): 600 mg twice daily vs placebo • Primary outcome measure: Unified MSA Rating Scale STATUS • Anticipated start: mid-2019 Plan for Phase 3 Study in MSA BHV-3241 600 mg BID Placebo BID Screening Phase Randomization Phase 1 year R Provisional study design November 2018 BHV-3241 FOR MULTIPLE SYSTEM ATROPHY 109

NYSE: BHVN © 2018 Biohaven Pharmaceuticals. All rights reserved. Metallothionein blockade: a novel anti-inflammatory therapeutic

Michael Lynes, PhD November 2018 • Professor and Head, Department of Molecular and Cell Biology • Past president, Northeast Society of Toxicology • Vice Chair, External Advisory Board, Rhode Island INBRE program • Recipient NASA Space Act Award • Editorial board member: Cell Stress and Chaperones; Toxicology and Applied Pharmacology; Immune Networks • Fellow, Cell Stress Society International Inventor on IP licensed from UCONN ADVANCING INNOVATIVE THERAPIES 111

Metallothionein can alter immune response by influencing cellular trafficking November 2018 ADVANCING INNOVATIVE THERAPIES 112 Healthy tissue Stress-causing cell damage Metallothionein production and release as a “danger signal” Extracellular MT recruits inflammatory cell Disease propagation cycle: more stress and more inflammation

Metallothionein: a novel target in the immune cascade • Metallothionein (MT) is an intracellular protein in non-stressed conditions • MT is released from cells/tissues that are stressed, damaged, or killed • Extracellular MT can act as a pro-inflammatory agent • MT acts as an agent of disease progression in multiple inflammatory models • MT elevations demonstrated in patients with Inflammatory Bowel Disease (IBD) • MT is elevated in diabetes, multiple brain disorders, inflammatory liver disease, inflammatory skin disease, pulmonary arterial hypertension, neoplasia, etc. • Anti-MT monoclonal antibody (UC1MT) significantly reduces disease severity in multiple models tested November 2018 Inflammatory stress MT induction and release Pro-inflammatory effects of released MT Progressive inflammation and MT synthesis UC1MT blockade ADVANCING INNOVATIVE THERAPIES 113

UC1MT reduces inflammation in the adoptive T cell transfer model of IBD Anti-MT performance exceeded conventional anti-TNF therapeutic November 2018 ADVANCING INNOVATIVE THERAPIES 114

UC1MT: First in Class Metallothionein antagonist for a novel pro-inflammatory target • UC1MT is a high affinity monoclonal antibody that recognizes both mouse and human MT1 and MT2 • Confirmed the role of MT involvement in multiple disease models with better activity than anti-TNF • Evidence of molecular mechanism • Demonstrated the ability reduce markers of inflammation by UC1MT • Strong global patent protection of Anti-MT antibody therapeutic in several disease areas November 2018 ADVANCING INNOVATIVE THERAPIES 115

NYSE: BHVN © 2018 Biohaven Pharmaceuticals. All rights reserved. Kleo Pharmaceuticals David Spiegel, M.D. Ph.D.

David Spiegel, M.D. Ph.D. • Professor of Chemistry and Pharmacology, Yale University • Founder Kleo Pharmaceuticals • PhD and Postdoc work in Synthetic Organic Chemistry • Over 50 peer-reviewed publications • 12 published or issued patents • Recognition including NIH New Innovator Award, Bristol-Myers Squibb Innovation Award, Arthur Cope Scholar Award in Organic Chemistry and others November 2018 Kleo Pharmaceuticals 117

Tremendous Monoclonal Antibody Growth Despite Challenges November 2018 Kleo Pharmaceuticals 1 3 10 11 12 29 10 0 10 20 30 40 50 60 1986–1990 1996–2000 2006–2010 2016–2020e Monoclonal Antibody FDA Approvals 2020e Global Sales: $100B+ 2016 50 Global Sales: $87B Negative Side Effects • Undesirable immune-related side effects can hamper efficacy MONOCLONAL ANTIBODY CHALLENGES Difficult Delivery • Infusion or injection necessary • Can degrade/decompose Limited Biological Access • Large molecules are restricted in where they can be effective Expensive • Brute force development • Complex to produce and scale Does technology exist that meets/exceeds mAb efficacy WITHOUT ITS LIMITATIONS? 118

How Kleo’s Platform Works KEY ADVANTAGES • Plug and play modularity > broad applicability, faster cycle times, and tunability • Lack of immunogenicity > improved safety profile • Increased stability > no cold chain, enhanced shelf life • Improved deliverability > potential for oral availability • Different binding sites > improved selectivity, counter to target mutations November 2018 Kleo Pharmaceuticals Tunable Linker Binds to cancer cell surfaces Controls immune response 119

Three Platforms That Redirect Immune Response November 2018 Kleo Pharmaceuticals All 3 platforms result in immune-mediated cellular destruction FDA-approved therapeutic antibodies Monoclonal Antibody Therapy Enhancer improves immune cell receptor binding of mAb MATE™ Immune Cell Endogenous human antibodies Antibody Recruiting Molecule guides endogenous antibodies to a targeted cell ARM™ Immune Cell Synthetic Antibody Mimic directly binds to immune cell to induce target cell specific death SyAM™ Immune Cell Cancer Cell 120

EXPERIMENTAL DESIGN IN VIVO TUMOR VOLUME KEY POINTS 1. Tumor regression demonstrated in prostate cancer mouse model 2. Efficacy is dependent upon anti-DNP antibody, target cell and NK cells 3. No evidence of systemic toxicity 1st Gen ARM Induces Tumor Regressions in Solid Tumors November 2018 Kleo Pharmaceuticals Dubrovska, A.; Spiegel, D.A.; Schultz, P.G., et al., ACS Chem. Biol., 2011, 1223–1231 NK cells alone NK cells + antibody Antibody alone (+) prostate tumor cells Anti-DNP antibodies (+) ARM (-) (+) 121

Example: ARM-P Leads to Immune Infiltration at the Tumor Site TUMOR HISTOLOGY November 2018 Kleo Pharmaceuticals CD3 (T Cells) CD56 (NK Cells) CD16 (Innate Immune Cells) ARM-P Control • Samples stained for T cells (CD3), NK cells (CD56) and innate immune cells (CD16), shown in red • Significant cellular infiltrates in ARMP- treated tumors versus control • Migration of T cells into tumor suggests augmentation of adaptive immunity 122

CD38: Optimal Target For Cross-Platform Validation and Therapeutic Development November 2018 Kleo Pharmaceuticals Market potential for CD38 therapeutics has significant upside 1. Waldenström's macroglobulinemia, primary systemic amyloidosis, MCL, ALL, AML, NK cell leukemia, NK/T-cell lymphoma, and plasma cell leukemia PROVEN MARKET MULTIPLE INDICATIONS COMPLEMENTARY MOAS Darzalex® $1.2B sales in 2017, peak sales estimated peak market potential of $13B Multiple myeloma (MM), Chronic lymphocytic leukemia (CLL) and other indications1 Darzalex’s multiple mechanisms of action are complementary to Kleo technology 123

Kleo Pharmaceuticals



Bristol-Myers Squibb

gsk

DOUGLAS MANION, MD
CEO

- Head of Specialty Development and Head of Japan and China R&D
- Oversaw various therapeutic areas including virology, immunoscience, neurology, cardiology, metabolic diseases, genetically-defined diseases and fibrosis
- Clinical Development and Medical Affairs for HIV/AIDS



BCG

ROY PRIEB, MBA
COO/CFO
Co-Founder

- Business strategy, development, and operations
- Launched, funded, and grew several digital media ventures including Saaspire, Kellogg Media Group, Qiosk.com, and JibJab.com
- The Boston Consulting Group



bioxcel therapeutics

LUCA RASTELLI, PHD
CSO

- Early development of the approved immuno-oncology agent Bavencio (anti-PDL1)
- Discovered the target and led the initial development of Glembatumumab vedotin (CR011 anti-GPNMB)
- Helped take BioXcel Therapeutics public within 1 year of formation



Yale

DAVID SPIEGEL, MD, PHD
Chief Scientific Advisor
Co-Founder

- Professor of Chemistry and Pharmacology at Yale University
- Co-authored 50+ peer-reviewed publications and is an inventor with over a dozen patents, including those that underlie Kleo's ARM and SyAM platforms
- Numerous professional awards

KLEO PHARMACEUTICALS

HIGHLIGHTS

- Experienced pharma leadership
- 42% owned affiliate of Biohaven, leverages ideological and intellectual synergy
- Series B financing closed early this month, over $34M raised to date
- Strong partnership with Peptidream for rapid identification of functional molecules for use in our platform
- Targeting clinic by 1H2020

biohaven pharmaceuticals

November 2018 Kleo Pharmaceuticals 124

NYSE: BHVN © 2018 Biohaven Pharmaceuticals. All rights reserved. www.biohavenpharma.com Thank You!